UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201 Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 793-2145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

Issuance of 12% Senior Secured Notes due 2020

On August 19, 2014, Pernix Therapeutics Holdings, Inc. (the “Company”) issued $220,000,000 aggregate principal amount of its 12% Senior Secured Notes due 2020 (the “Notes”) pursuant to an Indenture (the “Indenture”) dated as of August 19, 2014 among the Company, certain of its subsidiaries (the “Guarantors”) and U.S. Bank National Association (the “Trustee”), as trustee and collateral agent.

Maturity and Payment

The Notes mature on August 1, 2020 and bear interest at a rate of 12% per annum, payable in arrears on February 1 and August 1 of each year (each, a “Payment Date”), beginning on February 1, 2015.  On each Payment Date, commencing August 1, 2015, the Company will pay an installment of principal of the Notes in an amount equal to 50% of net sales of Treximet® for the two consecutive fiscal quarters immediately preceding such Payment Date (less the amount of interest paid on the Notes on such Payment Date).

Guarantee; Security

The Notes are unconditionally guaranteed, jointly and severally, by the Guarantors.  The Notes and the guarantees of the Guarantors are secured by a continuing first-priority security interest in substantially all of the assets of the Company and the Guarantors related to Treximet®, other than inventory and certain inventory related assets, including accounts arising from the sale of the inventory.

Optional Redemption

The Company may redeem the Notes at its option, in whole at any time or in part from time to time, on any business day, on not less than 30 days’ nor more than 60 days’ prior notice provided to each holder’s registered address.  If such redemption is prior to August 1, 2015, the redemption price is equal to the greater of (i) the principal amount of the Notes being redeemed and (ii) the present value, discounted at the applicable treasury rate of the principal amount of the Notes being redeemed plus 1.00%, of such principal payment amounts and interest at the rate per annum shown above on the outstanding principal balance of the Notes being redeemed assuming the principal balances are amortized at the times and in the assumed amounts set forth on Schedule A to the Indenture).  If such redemption occurs (i) on or after August 1, 2015 and prior to August 1, 2016, the redemption price will equal 106% of the outstanding principal amount of Notes being redeemed plus accrued and unpaid interest thereon, (ii) on or after August 1, 2016 and prior to August 1, 2017, the redemption price will equal 103% of the outstanding principal amount of the Notes being redeemed plus accrued and unpaid interest thereon and (iii) on or after August 1, 2017, the redemption price will equal 100% of the outstanding principal amount of the Notes being redeemed plus accrued and unpaid interest thereon.

Covenants

The Indenture contains covenants that limit the ability of the Company and the Guarantors to, among other things: incur certain additional indebtedness; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem certain indebtedness; make certain investments; create restrictions on the ability of the Guarantors to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. Upon the occurrence of certain events constituting a change of control, the Company is required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any to the repurchase date.

Events of Default

The Indenture provides that an Event of Default (as defined in the Indenture) will occur if, among other things, (a) the Company defaults in any payment of interest on any Note when due and payable, and such default continues for a period of 30 days; (b) the Company defaults in the payment of principal of or premium, if any, on any Note when due and payable on the maturity date, upon declaration of acceleration or otherwise, or to pay the change of control repurchase price, when due and payable, and such default continues for a period of five days; (c)  failure to make a repurchase offer in the event of a change in control when required under the Indenture, which continues for three business days; (d) the Company or any Guarantor fails to comply with certain covenants after receiving written notice from the Trustee or the holders of more than 25% of the principal amount of the outstanding Notes ; (e) the Company or any Guarantor defaults with respect to other indebtedness for borrowed money in excess of $8,000,000 and such default is not cured within 30 days after written notice from the Trustee or the holders of more than 25% of the principal amount of the outstanding Notes; (f) the Company or any Guarantor has rendered against it a final judgment for the payment of $8,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) under certain circumstances; (g) certain bankruptcy, insolvency, liquidation, reorganization or similar events occur with respect to the Company or any Guarantor; (h) a guarantee of the Notes (with certain exceptions) is held to be unenforceable or invalid in a judicial proceeding or ceases to be in full force and effect or a Guarantor disaffirms its obligations under its guarantee of the Notes, and (i) certain changes in control of a Guarantor.

A copy of the Indenture is filed herewith as Exhibit 4.1 and copies of the forms of the Notes are filed herewith as Exhibit 4.2 and such copies of the Indenture and forms of the Notes are incorporated herein by reference.  The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of those documents.

Letter Agreement with GSK

On August 14, 2014, the Company entered into the Letter Agreement described in Item 2.01 of this Current Report on Form 8-K.

Amendment to MidCap Revolver

On August 19, 2014 the Company, MidCap Funding IV, LLC, and certain subsidiaries of the Company entered into Amendment No. 3 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 8, 2013 to permit the Company to consummate the purchase of the Treximet® assets from GSK described in Item 2.01 of this Current Report on Form 8-K and to issue the Notes. A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Supplemental Indentures to Indenture for the Company’s 8% Senior Convertible Notes due 2019

On August 19, 2014, the Company entered into the First Supplemental Indenture to the Indenture for the Company’s 8% Senior Convertible Notes due 2019 (the “First Supplemental Indenture”) to permit the Company to consummate the purchase of the Treximet® assets from GSK described in Item 2.01 of this Current Report on Form 8-K and to issue the Notes. On August 19, 2014, the Company also entered into the Second Supplemental Indenture to the Indenture for the Company’s 8% Senior Convertible Notes due 2019 (the “Second Supplemental Indenture”) to add Worrigan Limited, a wholly owned subsidiary of the Company, as a guarantor. Copies of the First Supplemental Indenture and the Second Supplemental Indenture are filed herewith as Exhibits 4.3 and 4.4 and are incorporated by reference. The foregoing description of the First Supplemental Indenture and the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of those supplemental indentures.

Item 2.01.   Completion of Acquisition or Disposition of Assets

On August 20, 2014, the Company, through a wholly owned subsidiary Worrigan Limited (“Worrigan”), completed its previously announced acquisition of certain assets related to the Treximet® product from GlaxoSmithKline plc (NYSE: GSK) and certain of its related affiliates (together, “GSK”) pursuant to the terms of an Asset Purchase and Sale Agreement dated May 13, 2014 (the “Agreement”). Pursuant to the Agreement, Worrigan made an upfront payment to GSK of $250 million. The Agreement also provided for an additional payment of $17 million (the “Holdback Amount”) upon receipt of a written request or other written communication from the FDA that authorizes the filing of a sNDA for the purpose of pediatric exclusivity (a “Written Request”). The Written Request has been received. On August 14, 2014, the Company, Worrigan, and GSK entered into a letter agreement (the “Letter Agreement”) providing that, in addition to the requirement that a Written Request be received, the Holdback Amount would (a) not be payable until after the receipt of certain product shipments from GSK, and (b) be reduced by $5,200,000 plus an additional dollar amount per business day if Pernix fails to receive certain scheduled product shipments. A copy of the Letter Agreement is attached as Exhibit 10.2 and is incorporated by reference. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

In connection with the closing under the Agreement, GSK assigned to Worrigan GSK’s rights under the Product Development and Commercialization Agreement (the “PDC Agreement”) between GSK and POZEN, Inc. (NASDAQ: POZN), and the amended the PDC Agreement to facilitate further development of Treximet®. Under the amendment, Worrigan will complete the filing for a pediatric indication for Treximet® and undertake certain new activities to extend the product’s life. In addition, Worrigan has released certain restrictions on POZEN’s right to develop and commercialize additional dosage forms of sumatriptan/naproxen combinations outside of the United States.  The amended PDC Agreement also provides for royalties of 18% of net sales with quarterly minimum royalty amounts of $4 million for the calendar quarters commencing on January 1, 2015 and ending on March 31, 2018.

In connection with the assignment of the PDC Agreement, Worrigan also paid $3 million to CPPIB Credit Investments Inc. (who owns the rights to the royalty payments under the PDC Agreement), and the Company granted POZEN a warrant (the “Warrant”) to purchase 500,000 shares of the Company’s common stock at an exercise price equal to $4.28 per share (the closing price of the Company’s common stock on May 13, 2014 as reported on Nasdaq). The Warrant is exercisable from August 20, 2014 until February 28, 2018.  The Company agreed to file a registration statement for the resale of the shares underlying the Warrant on a Form S-3 within 30 days of the issuance date and to use the Company's best efforts to have such registration statement declared effective as soon as practicable thereafter.

The foregoing descriptions of the Agreement and the Warrant are qualified in their entirety by reference to the Agreement and Warrant, which were filed hereto as Exhibit 2.1 and Exhibit 4.1, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2014 and are incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Indenture and the Notes is hereby incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On August 18, 2014, the Company issued a press release announcing it had completed its previously announced acquisition of certain assets related to the product, Treximet®. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)   Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)      Exhibits.

Exhibit Number	Description

4.1	Indenture, dated August 19, 2014, among Pernix Therapeutics Holdings, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee and as Collateral Agent

4.2	Forms of 12% Senior Secured Notes due 2020 (included in Exhibit 4.1)

4.3	First Supplemental Indenture, dated as of August 19, 2014, among Pernix Therapeutics Holdings, Inc. and Wilmington Trust, National Association, as Trustee.

4.4	Second Supplemental Indenture, dated as of August 19, 2014, among Pernix Therapeutics Holdings, Inc. and Wilmington Trust, National Association, as Trustee.

10.1	Amendment No. 3, dated as of August 19, 2014, among MidCap Funding IV, LLC, as Agent, Pernix Therepeutics Holdings, Inc. and the subsidiary guarantors identified therein.

10.2	Letter Agreement dated August 14, 2014 among Pernix Therapeutics Holdings, Inc., Worrigan Limited, Glaxo Group, Limited, GlaxoSmithKline Intellectual Property Management Limited, GlaxoSmithKline Intellectual Property Holdings Limited, and GlaxoSmithKline, LLC

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated August 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: August 22, 2014	By:	/s/ Sanjay S. Patel
Sanjay S. Patel
Principal Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated August 19, 2014, among Pernix Therapeutics Holdings, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee and as Collateral Agent

4.2	Forms of 12% Senior Secured Notes due 2020 (included in Exhibit 4.1)

4.3	First Supplemental Indenture, dated as of August 19, 2014, among Pernix Therapeutics Holdings, Inc. and Wilmington Trust, National Association, as Trustee.

4.4	Second Supplemental Indenture, dated as of August 19, 2014, among Pernix Therapeutics Holdings, Inc. and Wilmington Trust, National Association, as Trustee.

10.1	Amendment No. 3, dated as of August 19, 2014, among MidCap Funding IV, LLC, as Agent, Pernix Therepeutics Holdings, Inc. and the subsidiary guarantors identified therein.

10.2	Letter Agreement dated August 14, 2014 among Pernix Therapeutics Holdings, Inc., Worrigan Limited, Glaxo Group, Limited, GlaxoSmithKline Intellectual Property Management Limited, GlaxoSmithKline Intellectual Property Holdings Limited, and GlaxoSmithKline, LLC

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated August 21, 2014.